National Commerce Corporation

Investor Presentation

June 2017

Forward-Looking Statements

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and financial performance. In some cases, you can identify forward-looking statements by use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "might," "will," "should," "could," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "target," "project," "forecast," "shall," "contemplate," "probably," or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based upon our historical performance and on our current plans, estimates, and expectations in light of information currently available to us. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy, and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated by forward-looking statements, including, but not limited to, the following:

- an economic downturn, especially one affecting our core market areas;
- the occurrence of various events that negatively impact the real estate market, since a significant portion of our loan portfolio is secured by real estate;
- the susceptibility of our small to medium-sized business and entrepreneurial customers to downturns in the economy, which could impair their ability to repay their loans;
- a failure to effectively execute our growth strategy as a result of insufficient capital, competitive factors, changes in banking laws or lack of ability to control costs;
- difficult or unfavorable conditions in the market for financial products and services generally;
- interest rate fluctuations, which could have an adverse effect on our profitability;
- external economic factors, such as changes in monetary policy and inflation or deflation, which may have an adverse impact on our financial condition;
- costs arising from the environmental risks associated with making loans secured by real estate;
- changes in demands for new home purchases or mortgage loan refinancings, which could impact our mortgage operations;
- continued or increasing competition from other financial services providers, many of which are subject to different regulations than we are;
- losses resulting from a decline in the credit quality of the assets that we hold;
- inadequacies in our allowance for estimated loan losses, which could require us to take a charge to earnings and thereby adversely affect our financial condition;
- inaccuracies or changes in the appraised value of real estate securing the loans that we originate, which could lead to losses if the real estate collateral is later foreclosed upon and sold at a price lower than the appraised value;
- the costs of integrating the operations of entities that we may acquire, which may be greater than expected;
- our inability to achieve the cost-saving synergies that we expect in our recent acquisitions;
- challenges arising from unsuccessful attempts to expand into new geographic markets, products, or services;
- the potential impact of fraud on asset-based lending and factoring products and services;
- an inability to adequately measure and limit the credit risk associated with our loan portfolio;
- a lack of liquidity resulting from decreased loan repayment rates, lower deposit balances, or other factors;
- restraints on the ability of our Bank to pay dividends to us, which could limit our liquidity;
- occurrences in the transportation and automotive parts and services industry that negatively impact our factoring business, which is concentrated in such industry;
- the loss of our largest loan and depositor relationships;
- limitations on our ability to lend and to mitigate the risks associated with our lending activities as a result of our size and capital position;
- additional regulatory requirements and restrictions on our business, which could impose additional costs on us;
- increased capital requirements imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all;
- a failure in the internal controls we have implemented to address the risks inherent to the business of banking;
- inaccuracies in our assumptions about future events, which could result in material differences between our financial projections and actual financial performance;
- the departure of key members or our management personnel;
- failures or interruptions in our information technology systems;
- unauthorized access to nonpublic personal information of our customers, which could expose us to litigation or reputational harm;
- disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions;
- the occurrence of adverse weather or manmade events, which could negatively affect our core markets or disrupt our operations;
- an increase in FDIC deposit insurance assessments, which could adversely affect our earnings; and
- an inability to keep pace with the rate of technological advances due to a lack of resources to invest in new technologies.

The factors identified above should not be construed as an exhaustive list of factors that could affect our future results and should be read in conjunction with the other cautionary statements that are included in the Company's most recent Annual Report on Form 10-K, including those factors described under the headings of "Risk Factors" and "Special Note Regarding Forward-Looking Statements." The forward-looking statements made in this presentation are made only as of the date of this presentation. We do not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this presentation and our SEC filings that could cause actual results to differ before making an investment decision to purchase our common stock. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Presentation Disclosure

- This presentation has been prepared by National Commerce Corporation ("NCOM") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of NCOM and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of NCOM and the information included in this presentation or other information provided by or on behalf of NCOM.
- This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of NCOM by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.
- Neither the U.S. Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of the securities of NCOM or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.
- Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of NCOM after the date hereof.
- This presentation includes industry and market data obtained from independent industry publications, third-party studies and surveys, filings of public companies in our industry and internal company surveys prepared for other purposes. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. NCOM has not independently verified the accuracy or completeness of the information obtained from these sources, and this information could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation.
- This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States ("non-GAAP financial measures"), including tangible common equity, efficiency ratio, tangible book value per share and tangible common equity to tangible assets. NCOM presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and therefore may not to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the appendix to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures.

Overview of National Commerce Corporation

Company Overview

- Headquartered in Birmingham, Alabama
- Commercially-focused bank
- Operates in attractive metro markets in Alabama, Florida and Georgia
- IPO on Nasdaq in March 2015 under the ticker NCOM
- $25 million subordinated debt offering in May 2016
- Majority ownership in a factoring company
- Completed acquisition of Private Bancshares, Inc. (1/1/17)
- Announced acquisition of Patriot Bank (4/24/17)
- $41 million follow-on equity offering in June 2017



Decatur
Huntsville
Atlanta
Birmingham
Tuscaloosa
Auburn
Mobile
Tallahassee
Jacksonville
St. Augustine
Daytona Beach
Orlando
Tampa
Vero Beach
National Bank of Commerce Branches (19)
Loan Production Office (3)
Patriot Bank Branches (4)

Financial Highlights (1)

Balance Sheet ($mm)		
Assets	$2,445	
Loans (2)	1,815	
Deposits	2,080	
Tangible Common Equity	213	
Market Information		
Stock Price (6/16/17)	$38.95	
Market Cap ($mm)	547.4	
Asset Quality		
NPAs / Loans + OREO	0.30	%
NCOs / Average Loans	(0.07)	
Profitability		
ROAA (3)	1.00	%
FTE Net Interest Margin	4.18	
Capital Ratios		
TCE / TA	10.58	%
Leverage Ratio	10.36	
CET1 Ratio	13.08	
Tier 1 Capital Ratio	13.08	
Total Capital Ratio	15.08	

NATIONAL COMMERCE CORPORATION

Dollars in millions

Financial data as of or for the three months ended 3/31/17; does not include financial information for Patriot Bank

(1) Market capitalization and capital ratios are pro forma for the June 2017 follow-on equity offering of 1,104,000 shares

(2) Includes total gross loans held for investment

(3) Net income to common shareholders / average assets

Executive Management and Market Leadership

Executive Leadership



John H. Holcomb, III
Executive Chairman

- 39 years of commercial banking experience in current markets
- Former Chairman and CEO of Alabama National and National Commerce Corp.
- Former Vice Chairman of RBC Bank (USA)



Richard Murray, IV
President and Chief Executive Officer

- 32 years of commercial banking experience in current markets
- Former President and COO of Alabama National and National Commerce Corp.
- Former President of Alabama and Florida markets for RBC Bank (USA)



William E. Matthews, V
Vice Chairman and Chief Financial Officer

- 27 years of commercial banking and finance experience
- Former CFO of Alabama National
- Former CFO of RBC Bank (USA)

- Executive management team began working together in the early 1990s (1)
- ~17% insider ownership amongst Management and our Board of Directors

Executive Management

- Executive Chairman
- President / CEO
- Vice Chairman / CFO

Market Presidents / Business Unit Heads (7 of 10)

- Atlanta
- Birmingham
- Huntsville
- East Central Florida
- Baldwin County
- Lee County
- Vero Beach
- Central Florida
- Corporate Billing
- Mortgage

Other Significant Employees

- EVP, Bank Operations
- EVP, Chief Risk Management Officer
- SVP, Chief Accounting Officer
- EVP, Senior Lender
- SVP, Chief Technology Officer
- SVP, Human Resources Director

Board of Directors (8 of 14) (2)

Former ALAB Employee or Director (3)

(1) Executive management began working together for a previous institution, which ultimately became known as Alabama National BanCorporation
(2) Includes 3 members who are part of executive management team
(3) Includes former employees and directors of Alabama National BanCorporation or one of its subsidiaries

Philosophies Critical to Our Success

- Managers should think from an owner's perspective
- Creation of long-term shareowner value is our primary focus
- Superior credit quality and risk management practices and a strong and effective control environment will increase shareowner value
- Achieve strong growth through our operating structure, our teams and the markets that we serve
- A distributed decision-making process is superior to a centralized one
- A culture of candor encourages collective accountability and collaboration
- We strive to instill a leadership culture with an appropriate sense of humility

History of NCOM's Growth

Historical Highlights

2009
OCC placed Red Mountain Bank under formal agreement

October 2010
Current management team raised $58 million and acquired a 67.5% ownership stake
Concurrently entered 3 new markets

2012
OCC formal agreement lifted
Changed core operating system

2014
De novo expansion into Vero Beach, FL
Acquired a 70% interest in Corporate Billing
Acquired United Legacy Bank

March 2015
Initial public offering of 1.96 million shares at $19.50

October 2015
Completed acquisition of Reunion Bank of Florida

March 2016
Opened LPO in Atlanta, GA

May 2016
$25 million subordinated debt offering

January 2017
Completed acquisition of Private Bancshares, Inc.

April 2017
Announced acquisition of Patriot Bank

June 2017
Completed $41 million common equity offering

December 31, 2010

Assets: $375 million

5 Branches



Huntsville
Birmingham
Auburn
Mobile

March 31, 2017

Assets: $2.4 billion

19 Branches

3 Loan Production Offices



Huntsville
Atlanta
Birmingham
Auburn
Mobile
Jacksonville
St. Augustine
Daytona Beach
Orlando
Tampa
Vero Beach

Orange highlighting denotes counties entered with current management team

NATIONAL COMMERCE CORPORATION

Markets of Operation

Market Highlights

- Birmingham
  - Top 10 city for banking in the US
  - University of Alabama Birmingham ranked #18 nationally in funding from the NIH
  - Growing hub for global trade
- Huntsville
  - Forbes' #1 city for engineers
  - Redstone Arsenal
  - HudsonAlpha Institute
- Orlando
  - Unemployment below the national level since 2013
  - #2 fastest growing metropolitan cities, according to Forbes
- Atlanta
  - Home to 13 Fortune 500 and 24 Fortune 1000 headquarters
  - Forbes #9 Best Places for Business and Careers

Major Industries

Healthcare Services	Automotive and Manufacturing
Military / Defense	

'17 – '22 Projected Population Growth (%)



United States: 3.7%
1.7%
4.4%
8.3%
7.1%
6.7%
6.4%
6.5%
6.7%
1.7%
6.7%
5.2%
3.8%
Birmingham-Hoover, AL
Huntsville, AL
Orlando-Kissimmee-Sanford, FL
Daphne-Fairhope-Foley, AL
Auburn-Opelika, AL
Sebastian-Vero Beach, FL
Tampa, FL
Atlanta, GA
Alabama
Florida
Georgia
United States

Unemployment Rate



United States: 4.6%
5.0%
4.8%
3.9%
4.8%
4.9%
4.9%
4.1%
4.6%
5.7%
4.8%
5.1%
Birmingham-Hoover, AL
Huntsville, AL
Orlando-Kissimmee-Sanford, FL
Daphne-Fairhope-Foley, AL
Auburn-Opelika, AL
Sebastian-Vero Beach, FL
Tampa, FL
Atlanta, GA
Alabama
Florida
Georgia

Source: SNL Financial, Birmingham Business Alliance, Bureau of Labor Statistics, FRED, KPMG, U.S. Census Bureau and Forbes.com, Atlantaga.gov
Unemployment data as of 3/31/17
Demographic information as of 6/30/16

Strong Growth in Existing Markets

Birmingham-Hoover, AL MSA

Total Deposits	$533.8	million
NCOM's Y-o-Y Deposit Growth	15.3	%

Huntsville, AL MSA

Total Deposits	$269.6	million
NCOM's Y-o-Y Deposit Growth	9.3	%

Atlanta-Sandy Springs-Roswell, GA MSA [1]

Total Deposits	$314.5	million

Daphne-Fairhope-Foley, AL MSA (Baldwin County)

Total Deposits	$133.6	million
NCOM's Y-o-Y Deposit Growth	27.0	%

Auburn-Opelika, AL MSA

Total Deposits	$123.8	million
NCOM's Y-o-Y Deposit Growth	21.8	%

Jacksonville, FL MSA

Total Deposits	$141.6	million
NCOM's Y-o-Y Deposit Growth	82.2	%

Deltona-Daytona Beach-Ormond Beach, FL MSA

Total Deposits	$137.5	million
NCOM's Y-o-Y Deposit Growth	(8.0)	%

Orlando-Kissimmee-Sanford, FL MSA

Total Deposits	$338.0	million
NCOM's Y-o-Y Deposit Growth	10.1	%

Sebastian-Vero Beach, FL MSA [2]

Total Deposits	$87.9	million
NCOM's Y-o-Y Deposit Growth	85.4	%

Tampa-St. Petersburg-Clearwater, FL MSA [3]

Total Deposits	$133.3	million



Deposits by Market


Atlanta 14%
Birmingham 24%
Orlando 15%
Huntsville 12%
Baldwin County 6%
Auburn 6%
Vero Beach 4%
Jacksonville 7%
Daytona Beach 6%
Tampa 6%

Data as of 3/31/17

(1) Deposit data shows Private Bancshares, Inc. deposit data as of 6/30/16

(2) Converted from a loan production office to full service branch in November 2014

(3) Deposit data shows Patriot Bank deposit data as of 3/31/17

Balance Sheet Growth

Assets


$2,600
$1,950
$1,300
$650
$0
35% CAGR
$375
$426
$693
$792
$1,138
$1,763
$1,951
$2,445
2010
2011
2012
2013
2014
2015
2016
Q1 '17

Deposits


$2,200
$1,650
$1,100
$550
$0
39% CAGR
$271
$325
$580
$678
$971
$1,514
$1,668
$2,080
2010
2011
2012
2013
2014
2015
2016
Q1 '17

Loans (1)


$2,000
$1,500
$1,000
$500
$0
41% CAGR
$210
$300
$441
$582
$889
$1,319
$1,485
$1,815
2010
2011
2012
2013
2014
2015
2016
Q1 '17

NATIONAL COMMERCE CORPORATION

Dollars in millions

Data as of 12/31 for each year and Q1 '17 data as of 3/31/17; does not include financial information for Patriot Bank

(1) Includes total gross loans held for investment

Deposit Composition

Core Deposit Growth (1)



$1,848
$1,459
$1,284
$839
$556
$462
$282
0.93%
0.58%
0.38%
0.35%
0.39%
0.40%
0.40%
2011
2012
2013
2014
2015
2016
Q1 '17
Core Deposits
Cost of Deposits

Deposit Composition



Jumbo Time Deposits $232 11%
Retail Time Deposits $65 3%
Demand Deposits $618 30%
Money Market & Savings $820 40%
NOW $346 17%

- High focus on customer service and relationships to attract and retain deposits
- 89% of deposits are core deposits (1)

Dollars in millions
Data as of or for the three months ended 3/31/17
(1) Core deposits defined as total deposits less jumbo time deposits greater than $100,000

Loan Portfolio

Loan Composition



2011
Consumer and other
$6
2%
Multifamily
$22
7%
Non Owner Occupied CRE
$67
22%
Owner Occupied CRE
$36
12%
C&I
$42
14%
C&D
$46
16%
1-4 Family
$81
27%
Q1 '17
Consumer and other
$60
3%
Multifamily
$51
3%
Non Owner Occupied CRE
$429
24%
Owner Occupied CRE
$299
16%
C&I
$195
11%
Factored Receivables
$99
5%
C&D
$235
13%
1-4 Family
$446
25%

Dollars in millions

Data as of 12/31/11 and 3/31/17, respectively

Asset Quality

Credit culture is the fundamental backbone to our success

Nonacquired NPAs by Type



90 Days Past Due - Accruing
OREO
Nonaccruals
$2.6
$0.9
$1.7
$0.3
$0.1
$0.2
$4.2
$0.8
$3.4
$3.3
$0.2
$0.8
$2.3
$4.3
$0.3
$3.9
$0.2
$2.7
$0.6
$2.1
$0.1
$2.5
$0.5
$1.8
$0.1
2011
2012
2013
2014
2015
2016
Q1 '17

Non-acquired NPAs / Non-acquired Loans + OREO	2011	2012	2013	2014	2015	2016	Q1 '17
	0.88%	0.08%	0.72%	0.51%	0.49%	0.25%	0.21%

NCOs / Average Loans



0.45%
0.13%
0.19%
0.05%
0.11%
0.07%
(0.07%)
2011
2012
2013
2014
2015
2016
Q1 '17

- We operate under the idea that problem credits should be recognized early, with any likely losses recognized promptly
- Nonacquired, nonperforming assets have declined from $13.4 million as of December 31, 2010 to $2.5 million as of March 31, 2017
- Aggregate nonperforming assets as of 3/31/17 are $5.4 million
  - $3.0 million are acquired

Dollars in millions
Data as of or for the twelve months ended 12/31 for each year; Q1 '17 data as of or for the three months ended 3/31/17

Residential Mortgage Division

- Mortgage division started by former ALAB colleague, who started ALAB mortgage business in 1990. He and several other employees in this division have worked in their respective markets since the early 1990s
- Merger with Private Bancshares adds Atlanta team and leadership.
- Our volume is consistently more purchase-weighted than industry trends due to our realtor-driven business model

Total Production



$73
$212
$247
$207
$282
$323
$131
2011
2012
2013
2014
2015
2016
Q1 '17

Purchase vs. Refinance (% of Total Production)



Refinance 26.6%
Purchase 73.4%
2016
Refinance 27.4%
Purchase 72.6%
Q1 '17

Dollars in millions
Data as of or for the twelve months ended 12/31 for each year; Q1 '17 data as of or for the three month ended 3/31/17

Factoring Business

History

- Acquired 70% equity interest on August 29, 2014
- Transaction-based finance company engaged in factoring, invoicing, collection and accounts receivable management services
- CBI began as a division of ALAB's largest subsidiary in 1995
  - Current CBI CEO and minority owner, Skip Thompson, was previously president of ALAB's largest subsidiary bank

Recourse
Transportation Industry

Non-recourse
Automotive Dealer and Distributor Industry; Credit Insured Transportation Receivables

Total Purchased Volume



$482
$516
$613
$745
$719
$706
$254
2011
2012
2013
2014
2015
2016
Q1 '17

Net Charge-offs / Total Purchased Volume (%)



0.05%
0.05%
0.09%
0.04%
0.06%
0.13%
0.03%
2011
2012
2013
2014
2015
2016
Q1 '17

Average Discount Rate (%)



1.70%
1.70%
1.62%
1.66%
1.70%
1.69%
1.44%
2011
2012
2013
2014
2015
2016
Q1 '17

Average Turn Dates (Days)



36.9
39.6
36.5
38.2
39.2
38.6
35.6
2011
2012
2013
2014
2015
2016
Q1 '17

NATIONAL COMMERCE CORPORATION

Dollars in millions
Financial metrics represent CBI's performance for each of the years ended 12/31; Q1 '17 data as of 3/31/17

Profitability Performance

ROAA (%) [1]



0.14%
0.38%
0.60%
0.66%
0.72%
1.00%
1.00%
2011
2012
2013
2014
2015
2016
Q1 '17

FTE Net Interest Margin (%)



3.49%
3.16%
3.27%
3.76%
4.13%
4.15%
4.18%
2011
2012
2013
2014
2015
2016
Q1 '17

Non-Interest Income / Average Assets (%)



0.60%
0.85%
0.79%
0.62%
0.64%
0.78%
0.92%
2011
2012
2013
2014
2015
2016
Q1 '17

ROATCE (%)



0.66%
2.43%
4.61%
6.07%
6.96%
10.32%
11.45%
2011
2012
2013
2014
2015
2016
Q1 '17

NATIONAL COMMERCE CORPORATION

Source: SNL Financial

Data as of or for the twelve months ended 12/31 for each year; Q1 '17 data as of or for the three months ended 3/31/17

(1) ROAA calculated as net income to common shareholders divided by average assets

Diluted Earnings Per Share


Diluted EPS
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.25
$0.24
$0.26
$0.28
$0.34
$0.39
$0.43
$0.44
$0.45
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
March 2015 IPO and share issuance

Data for the three months ended each respective quarter

Positioned for Rising Interest Rates



Change in Net Interest Income
21.7%
16.3%
10.9%
5.4%
Up 100 bps
Up 200 bps
Up 300 bps
Up 400 bps

Assumptions

- Based on an immediate and parallel shift in interest rates for next twelve months
- Static balance sheet

Data as of 3/31/17

NATIONAL COMMERCE CORPORATION

Capital Ratios



Impact of Offering on Capital Ratios
20.00%
15.00%
10.00%
5.00%
0.00%
8.86%
10.36%
11.06%
13.08%
11.06%
13.08%
13.07%
15.08%
9.11%
10.58%
Leverage Ratio
CET1 Ratio
Tier 1 Ratio
Total Capital Ratio
TCE / TA
Standalone (Reported)
Pro Forma (1)

Data as of 3/31/17

(1) Pro forma for the June 2017 follow-on equity offering of 1,104,000 shares

Investment Summary

- Long-term shareowner value is our primary focus
- Experienced management team with ties to local markets
- Concentration in attractive metro markets
- Asset quality focus and proven credit culture
- Proven ability to find successful M&A partners
- Organic and acquisitive growth opportunities still exist, with strong capital base to support

Appendix

Historical Financial Highlights

	Three Months Ended					Twelve Months Ended	
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Statement of Income Data							
Interest income	$24,899	$19,032	$18,836	$18,382	$18,313	$74,563	$54,845
Interest expense	2,469	2,042	1,959	1,730	1,650	7,381	4,796
Net interest income	22,430	16,990	16,877	16,652	16,663	67,182	50,049
Provision for loan losses	156	441	373	901	1,533	3,248	1,113
Gain (loss) on sale of securities	–	–	–	–	–	–	–
Other noninterest income (1)	5,440	3,472	4,002	3,357	3,125	13,956	8,469
Merger related expenses	387	169	160	12	138	479	764
Other noninterest expense (2)	18,074	11,971	12,472	12,242	11,915	48,600	39,481
Income before income taxes	9,253	7,881	7,874	6,854	6,202	28,811	17,150
Income tax expense	2,841	2,600	2,639	2,072	2,083	9,394	5,476
Net income before minority interest	6,412	5,281	5,235	4,782	4,119	19,417	11,674
Net income attributable to minority interest	493	374	422	428	340	1,564	2,069
Net income to common shareholders	5,919	4,907	4,813	4,354	3,779	17,853	9,605
Balance Sheet							
Cash and cash equivalents	$318,730	$217,293	$122,920	$86,163	$123,853	$217,293	$212,457
Securities available for sale	98,390	99,709	102,848	89,495	82,954	99,709	80,863
Loans available for sale	19,517	15,373	7,810	19,468	12,529	15,373	15,020
Acquired purchased credit impaired loans	20,012	9,507	9,500	10,382	10,205	9,507	10,443
Acquired non-purchased credit impaired loans	541,509	315,867	323,125	346,685	356,305	315,867	370,872
Nonacquired loans held for investment (3)	1,153,897	1,076,209	1,009,677	978,836	942,781	1,076,209	870,471
CBI loans (factoring receivables)	99,317	83,901	70,066	70,673	74,248	83,901	67,628
Total gross loans held for investment	1,814,735	1,485,484	1,412,368	1,406,576	1,383,539	1,485,484	1,319,414
Allowance for loan losses	12,565	12,113	11,950	11,642	10,927	12,113	9,842
Total intangibles	103,519	52,803	52,962	53,154	53,312	52,803	53,474
Total assets	2,445,149	1,950,784	1,779,278	1,735,782	1,735,940	1,950,784	1,763,369
Total deposits	2,080,307	1,667,710	1,499,879	1,460,877	1,498,197	1,667,710	1,514,458
Borrowings	7,000	7,000	7,000	7,000	7,000	7,000	22,000
Subordinated Debt	24,513	24,500	24,487	24,450	–	24,500	–
Total liabilities	2,127,727	1,713,740	1,547,105	1,509,662	1,514,840	1,713,740	1,546,733
Minority interest	7,427	7,309	7,357	7,362	7,275	7,309	7,372
Common equity	129	109	109	109	109	109	108
Total shareholders' equity	317,422	237,044	232,173	226,120	221,100	237,044	216,636
Tangible common equity	213,410	183,866	178,788	172,538	167,447	183,866	162,724

Dollars in thousands
(1) Excludes securities gains (losses)
(2) Excludes merger-related expenses
(3) Excludes CBI loans

Historical Financial Highlights (Cont.)

	Three Months Ended					Twelve Months Ended	
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Selected Performance Ratios							
ROAA [1]	1.00 %	1.05 %	1.08 %	1.00 %	0.86 %	1.00 %	0.72 %
ROAE	7.67	8.33	8.36	7.84	6.95	7.89	5.55
ROATCE	11.45	10.78	10.90	10.31	9.21	10.32	6.96
Net interest margin	4.18	3.99	4.18	4.23	4.21	4.15	4.13
Efficiency ratio	66.24	59.33	60.50	61.24	60.91	60.49	68.79
Operating efficiency ratio [2]	64.85	58.50	59.73	61.18	60.21	59.90	67.48
Noninterest income / average assets	0.92	0.74	0.90	0.77	0.71	0.78	0.64
Noninterest expense / average assets	3.11	2.60	2.85	2.83	2.76	2.76	3.03
Yield on loans	5.29	4.95	5.08	5.06	5.17	5.06	5.17
Cost of deposits	0.40	0.40	0.40	0.40	0.42	0.40	0.39
Per Share Outstanding Data							
Net earnings per share	$0.46	$0.45	$0.44	$0.40	$0.35	$1.64	$1.04
Diluted net earnings per share	0.45	0.44	0.43	0.39	0.34	1.61	1.02
Common shares outstanding at period end	12,948,778	10,934,541	10,920,423	10,870,033	10,861,487	10,934,541	10,824,969
Weighted average diluted shares outstanding	13,283,075	11,173,733	11,115,134	11,067,972	11,039,208	11,093,987	9,395,741
Book value per share	$24.51	$21.68	$21.26	$20.80	$20.36	$21.68	$20.01
Tangible book value per share	16.48	16.82	16.37	15.87	15.42	16.82	15.03
Nonperforming Assets							
Nonacquired							
Nonaccrual loans	$68	$69	$19	$248	$184	$69	$187
Restructured loans	–	–	–	–	–	–	–
OREO	1,849	2,068	2,068	2,068	2,792	2,068	3,873
Loans Past Due 90 days of more	538	581	358	406	452	581	252
Total nonacquired nonperforming assets	2,455	2,718	2,445	2,722	3,428	2,718	4,312
Acquired							
Nonaccrual loans	$2,949	$2,768	$2,982	$3,099	$3,617	$2,768	$3,508
Restructured loans	–	–	–	–	–	–	–
OREO	–	–	92	92	92	–	92
Loans Past Due 90 days of more	–	–	–	–	–	–	–
Total acquired nonperforming assets	2,949	2,768	3,074	3,191	3,709	2,768	3,600

NATIONAL COMMERCE CORPORATION

Dollars in thousands, except per share data
(1) Net income to common shareholders / average assets
(2) Excludes merger-related expenses

Historical Financial Highlights (Cont.)

	Three Months Ended					Twelve Months Ended	
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Asset Quality Ratios							
Nonperforming assets / Assets	0.22 %	0.45 %	0.31 %	0.34 %	0.41 %	0.28 %	0.45 %
Nonperforming assets / Loans + OREO	0.30	0.60	0.39	0.42	0.51	0.37	0.60
Nonacquired nonperforming assets / Nonacquired loans + nonacquired OREO	0.21	0.49	0.24	0.28	0.36	0.25	0.49
Net charge-offs (recoveries) to average loans	(0.07)	0.08	0.02	0.05	0.13	0.07	0.11
Allowance for loan losses to total loans	0.69	0.75	0.85	0.83	0.79	0.82	0.75
Allowance for loan losses to nonperforming loans	2,073.43	2,241.91	3,169.76	1,780.12	1,718.08	1,863.54	2,241.91
Allowance for loan losses to nonacquired loans (1)	1.05	1.07	1.13	1.14	1.11	1.08	1.07
Capital Ratios (at period end)							
Tier 1 leverage ratio	8.86 %	9.68 %	9.74 %	9.51 %	9.13 %	9.57 %	9.68 %
Common Equity Tier 1 Capital Ratio	11.06	11.18	11.64	11.25	11.18	11.46	11.18
Tier 1 capital to risk-weighted assets	11.06	11.18	11.64	11.25	11.18	11.46	11.18
Total capital to risk-weighted assets	13.07	11.91	14.19	13.79	11.97	13.90	11.91
Equity / Assets	12.98	12.29	13.05	13.03	12.74	12.15	12.29
Tangible Common Equity / Tangible Assets	9.11	9.52	10.36	10.25	9.95	9.69	9.52
Composition of Loans Held for Investment							
Owner-occupied commercial real estate	$299,498	$254,009	$239,762	$232,851	$229,127	$254,099	$215,021
Non-owner occupied commercial real estate	429,072	352,677	338,190	330,938	312,461	352,677	294,191
Commercial and industrial loans	195,206	150,268	148,201	163,992	170,207	150,268	171,160
Factored commercial receivables	99,317	83,901	70,066	70,673	74,248	83,901	67,628
Construction, land development, and other land loans	234,861	155,813	147,111	156,448	166,714	155,813	152,862
1-4 family	446,412	387,342	376,127	356,011	340,291	387,342	333,761
Multifamily	50,624	47,060	41,126	42,433	41,880	47,060	31,128
Consumer and other	59,745	54,324	51,785	53,230	48,611	54,324	53,663
Deposit Composition							
Demand	$617,851	$429,030	$382,924	$384,854	$382,642	$429,030	$382,946
NOW	345,602	262,261	220,488	207,673	222,271	262,261	202,649
Money market and savings	820,206	703,289	618,040	584,347	597,179	703,289	611,887
Retail time	64,688	64,073	64,863	78,665	78,463	64,073	87,069
Jumbo time	231,960	209,057	213,564	205,338	217,642	209,057	229,907
Mortgage Metrics							
Total production	$130,875	$76,028	$91,613	$91,466	$63,802	$322,909	$281,706
Refinance	27.38 %	40.22 %	30.40 %	17.15 %	18.20 %	26.59 %	22.18 %
Purchases	72.62	59.78	69.60	82.85	81.80	73.41	77.82

NATIONAL COMMERCE CORPORATION

Dollars in thousands

(1) Excludes CBI loans

Non-GAAP Reconciliation

	Three Months Ended					Twelve Months Ended	
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2016	December 31, 2015
Total shareholders' equity	$317,422	$237,044	$232,173	$226,120	$221,100	$237,044	$216,626
Less: intangible assets	103,519	52,803	52,962	53,154	53,312	52,803	53,474
Less: minority interest not included in intangible assets	493	375	423	428	341	375	438
Tangible Common Equity	$213,410	$183,866	$178,788	$172,538	$167,447	$183,866	$162,714
Common shares outstanding at year or period end	12,948,778	10,934,541	10,920,423	10,870,033	10,861,487	10,934,541	10,824,969
Tangible Book Value Per Share	$16.48	$16.82	$16.37	$15.87	$15.42	$16.82	$15.03
Total assets	$2,445,149	$1,950,784	$1,779,278	$1,735,782	$1,735,940	$1,950,784	$1,763,369
Less: intangible assets	103,519	52,803	52,962	53,154	53,312	52,803	53,474
Adjusted total assets	2,341,630	1,897,981	1,726,316	1,682,628	1,682,628	1,897,981	1,709,895
Tangible Common Equity to Tangible Assets	9.11 %	9.69 %	10.36 %	10.25 %	9.95 %	9.69 %	9.52 %
Total average shareholders' equity	$312,971	$234,249	$228,953	$223,357	$218,730	$226,351	$172,954
Less: Average intangible assets	103,004	52,872	53,056	52,234	53,388	53,136	34,628
Less: Average minority interest not included in intangible assets	295	262	282	284	231	264	267
Average tangible common equity	209,672	181,115	175,615	169,839	165,111	172,951	138,059
Net income to common shareholders	5,919	4,907	4,813	4,354	3,779	17,853	9,605
Return on Average Tangible Common Equity (ROATCE)	11.45 %	10.78 %	10.90 %	10.31 %	9.21 %	10.32 %	6.96 %
Net interest income	$22,430	$16,990	$16,877	$16,652	$16,663	$67,182	$50,049
Total noninterest income	5,440	3,472	4,002	3,357	3,125	13,956	8,459
Less: gain (loss) on sale of securities	–	–	–	–	–	–	–
Adjusted operating revenue	27,870	20,462	20,879	20,009	19,788	81,138	58,508
Total noninterest expenses	18,461	12,140	12,632	12,254	12,053	49,079	40,245
Efficiency Ratio	66.24 %	59.33 %	60.50 %	61.24 %	60.91 %	60.49 %	68.79 %
Net interest income	$22,430	$16,990	$16,877	$16,652	$16,663	$67,182	$50,049
Total noninterest income	5,440	3,472	4,002	3,357	3,125	13,956	8,459
Less: gain (loss) on sale of securities	–	–	–	–	–	–	–
Adjusted operating revenue	27,870	20,462	20,879	20,009	19,788	81,138	58,508
Total noninterest expenses	18,461	12,140	12,632	12,254	12,053	49,079	40,245
Less: merger expenses	387	169	160	12	138	479	764
Adjusted noninterest expenses	18,074	11,971	12,472	12,242	11,915	48,600	39,481
Operating Efficiency Ratio	64.85 %	58.50 %	59.73 %	61.18 %	60.21 %	59.90 %	67.48 %
Total allowance for loan losses	$12,565	$12,113	$11,950	$11,642	$10,927	$12,113	$9,842
Less: Allowance for loan losses attributable to CBI (factoring receivables)	500	500	500	500	500	500	500
Adjusted allowance for loan losses at end of period	12,065	11,613	11,450	11,142	10,427	11,613	9,342
Nonacquired loans held for investment	1,153,897	1,076,209	1,009,677	978,836	942,781	1,076,209	871,471
Allowance for Loan Losses to Nonacquired Loans	1.05 %	1.08 %	1.13 %	1.14 %	1.11 %	1.08 %	1.07 %

Dollars in thousands

NATIONAL COMMERCE CORPORATION